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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 33-24621, 33-54577, 33-31812, 33-63273, 333-66415
and 333-58039) of Dell Computer Corporation of our report dated February 16, 1999 appearing on page 29 of this Form 10-K.

PRICEWATERHOUSECOOPERS LLP

Austin, Texas
April 27, 1999

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